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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Vision-Sciences, Inc.'s previously filed Registration Statement File Nos. 33-57298, 33-80762 and 33-80764.


                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 23, 1997